Exhibit 10.3

AGREEMENT TO PROVIDE INSURANCE

Grantor:	M & I Electric Industries, Inc. 6410 Long Drive Houston, TX 770B7	Lender:	JPMorgan Chase Bank, NA Beaumont Parkdale Business Banking LPO 6025 Eastex Freeway Beaumont, TX 77706

INSURANCE REQUIREMENTS. Grantor, M & I Electric Industries, Inc. (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	All Inventory.

Type: All risks, including fire, theft and liability.

Amount: Full Insurable Value.

Basis: Replacement value.

Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Deductibles: $2,500.00.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company authorized to do business in Texas. GRANTOR MAY FURNISH THE REQUIRED INSURANCE WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY GRANTOR OR THROUGH EQUIVALENT INSURANCE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF TEXAS. THE PREMIUM OR RATE OF CHARGE FOR THE INSURANCE LENDER IS SELLING OR PROCURING FOR THIS LOAN IS NOT FIXED OR APPROVED BY THE STATE COMMISSIONER OF INSURANCE. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

JPMorgan Chase Bank, NA

Small Business Loan Servicing TX2 - F126

P.O. Box 4660

Houston, TX 77210

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of July 2, 2007, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

If such insurance purchased by Lender is procured at a rate or charge not fixed or approved by the State Board of Insurance, Grantor will be so notified, and Grantor may at any time cause the cancellation of collateral protection insurance by providing proper evidence to Lender that Grantor has obtained insurance as required by the security document.

Texas Creditor-Placed Insurance Notice: Grantor is required to keep the Collateral insured against damage in the amount specified by Lender. Grantor will purchase the insurance from an insurer that is authorized to do business in Texas or an eligible surplus lines insurer. Lender shall be named as the person to be paid under such policy in the event of loss. If required by Lender, Grantor must deliver a copy of the policy and proof of the payment of premiums to Lender. If Grantor fails to meet any of these requirements, Lender may, but does not have to, obtain collateral protection insurance on Grantor’s behalf at Grantor’s expense.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 2, 2007.

GRANTOR:

M & I ELECTRIC INDUSTRIES, INC.

By:
Arthur Dauber, President of M & I Electric Industries, Inc.

FOR LENDER USE ONLY INSURANCE VERIFICATION

DATE:	6-28-07	PHONE 713-880-7100

AGENTS NAME:	BOWEN, MICELETTE & BRITT INC

AGENCY:

INSURANCE COMPANY

POLICY NUMBER	CRRS-17475

EFFECTIVE DATES:	8-15-06 – 8-15-07

COMMENTS: